Exhibit 10.37

First Amendment to
Fifth Amended and Restated Credit and Security Agreement

This FIRST AMENDMENT dated as of August 30, 2013 (this “Amendment”) to the Fifth Amended and Restated Credit and Security Agreement, dated as of December 21, 2012 (the “Existing CSA”), by and among Rock-Tenn Financial, Inc., as borrower, Rock-Tenn Converting Company, as initial servicer, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”), in its capacity as administrative agent for the Lenders thereunder (together with its successors and assigns thereunder, the “Administrative Agent”) and in its capacity as funding agent for the Co-Agents and the Lenders or any successor funding agent thereunder (together with its successors and assigns thereunder, the “Funding Agent” collectively with the Administrative Agent and the Co-Agents, the “Agents”), and the Lenders and the Co-Agents from time to time party thereto, is entered into by the parties to the Existing Credit Agreement.
Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing CSA.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend certain provisions of the Existing CSA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.
1.1    Section 8.2(b) of the Existing CSA is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following: “The Servicer shall actively, and using all commercially reasonable efforts, monitor remittances received in each Lock-Box and Collection Account to determine if such amounts constitute Collections. In the case of any remittance received in any Lock-Box or Collection Account that shall have been determined, to the satisfaction of the Servicer, not to constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly (but in no event later than the second Business Day following identification of such amount in a Lock-Box or Collection Account) remove such amount from such Lock-Box or Collection Account and provide the Administrative Agent with written notice of such removal. Notwithstanding anything to the contrary contained herein, all amounts on deposit in any Lock-Box or Collection Account shall be deemed to be Collections, unless removed in accordance with the immediately preceding sentence.”

1.2    Exhibit VI of the Existing CSA (“Form of Monthly Report”) is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit A hereto.

2.    Representations.
2.1.    Each of the Loan Parties represents and warrants to the Agents and Lenders that it has duly authorized, executed and delivered this Amendment and that the Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    Each of the Loan Parties further represents and warrants to the Agents and the Lenders that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 5.1 of the Existing CSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute an Amortization Event or Unmatured Amortization Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Administrative Agent shall have received a counterpart hereof duly executed by each of the parties hereto and acknowledged by the Performance Guarantor in the space provided; and
3.2    the Administrative Agent shall have received a fully executed version of the RSA Amendment (as defined below).
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Existing CSA shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the CSA and each of the other Transaction Documents (as defined in the CSA) to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY

OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.
4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Borrower agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection this Amendment and the Fee Letter not later than five (5) Business Days following receipt of the related invoice.
4.6    The Administrative Agent and each of the Co-Agents identified on the signature pages hereto hereby consents to the First Amendment, dated as of August __, 2013 and effective upon the satisfaction of the conditions set forth therein (the “RSA Amendment”), to the Fourth Amended and Restated Receivables Sale Agreement, dated as of December 21, 2012, by and among Rock-Tenn Company, Rock-Tenn Company of Texas, Rock-Tenn Converting Company, Rock-Tenn Mill Company, LLC, RockTenn-Southern Container, LLC, PCPC, Inc., Waldorf Corporation, RockTenn CP, LLC, RockTenn-Solvay, LLC and Rock-Tenn Financial, Inc.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ROCK-TENN CONVERTING COMPANY,
As Servicer

By:            /s/ John Stakel
Name:     John Stakel
Title:     SVP & Treasurer

ROCK-TENN FINANCIAL, INC.,
As Borrower

By:            /s/ David Siegel
Name:      David Siegel
Title:      Assistant Treasurer

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent, as Funding Agent, as a Co-Agent and as a Committed Lender

By:         /s/ Dana Hartman
Name:         Dana Hartman
Title:         Executive Director

By:         /s/ Stephen G. Adams
Name:         Stephen G. Adams
Title:         Managing Director

Nieuw Amsterdam Receivables Corporation,
as a Conduit

By:         /s/ Damian A. Perez
Name:      Damian A. Perez
Title:         Vice President

TD Bank, N.A.,
as a Co-Agent and as a Committed Lender

By:         /s/ Marla Willner
Name:      Marla Willner
Title:          Senior Vice President

ROYAL BANK OF CANADA, as a Co-Agent and as a Committed Lender

By :         /s/ Janine D. Marsini
Name :     Janine D. Marsini
Title:     Authorized Signatory

By :         /s/ Veronica L. Gallagher
Name :     Veronica L. Gallagher
Title:     Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit

By :         /s/ Veronica L. Gallagher
Name :     Veronica L. Gallagher
Title:     Authorized Signatory

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Co-Agent

By:         /s/ R. Greg Hurst
Name:     R. Greg Hurst
Title:     Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Committed Lender

By:         /s/ M. Iarriccio
Name:     M. Iatticcio
Title:     Vice President

GOTHAM FUNDING CORP.,
as a Conduit

By:         /s/ John L. Fridlington
Name:     John L. Fridlington
Title:     Vice President

SMBC NIKKO SECURITIES AMERICA, INC., as a Co-Agent

By:         /s/ Makoto Tagaya
Name:     Makoto Tagaya
Title:     President

Sumitomo Mitsui Banking Corporation,
as a Committed Lender

By:         /s/ James D. Weinstein
Name:     James D. Weinstein
Title:     Managing Director

Manhattan Asset Funding Company LLC, as a Conduit

By:         /s/ Michael R. Newell
Name:     Michael R. Newell
Title:     Vice President

FIFTH THIRD BANK, as a Co-Agent and as a Committed Lender

By:         /s/ Andrew D. Jones
Name:     Andrew D. Jones
Title:     Vice President

SUNTRUST BANK, as a Co-Agent and as a Committed Lender

By:         /s/ Kyle Shenton
Name:     Kyle Shenton
Title:     Vice President

PNC Bank, N.A.,
as a Co-Agent and as a Committed Lender

By:         /s/ Robyn Reeher
Name:     Robyn Reeher
Title:     Vice President

MARKET STREET FUNDING LLC,
as a Conduit

By:         /s/ Doris J. Hearn
Name:     Doris J. Hearn
Title:     Vice President

Bank of America, N.A.,
as a Co-Agent and as a Committed Lender

By:         /s/ Margaux L. Karagosian
Name:     Margaux L. Karagosian
Title:     Vice President

BANK OF NOVA SCOTIA,
as a Co-Agent and as a Committed Lender

By:         /s/ Paula J. Czach
Name:     Paula J. Czach
Title:     Managing Director

LIBERTY STREET FUNDING,
as a Co-Agent and as a Committed Lender

By:         /s/ Jill A. Russo
Name:     Jill A. Russo
Title:     Vice President

Acknowledged and Agreed:

ROCK-TENN COMPANY,
as Performance Guarantor

By:	/s/ John Stakel
Name:      John Stakel
Title:     SVP & Treasurer

EXHIBIT A

EXHIBIT VI -- FORM OF MONTHLY REPORT

(on file with the administrative agent)